                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 29, 2004
                                                        -----------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                     0-20943                  11-2880025
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


499 Thornall Street
Edison, New Jersey                                                08837
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (732) 590-1600
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                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.02(b).  RESIGNATION OF DIRECTORS.

Resignation of Directors.

Dennis McIntosh voluntarily resigned from the Board of Directors of Intelligroup, Inc. (the "Company") on November 29, 2004. Mr. McIntosh served as chairman of the Company's audit committee.




SIGNATURES
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Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTELLIGROUP, INC.

                                      By: /s/ Christian Misvaer
                                          ---------------------
                                      Name:  Christian Misvaer
                                      Title: General Counsel and Secretary


Date: December 1, 2004